February 18, 1998



Securities and Exchange Commission
Division of Investment Management
Washington, D. C. 20549

Attn:  Ms. Patsy Mengiste, Assistant Branch Chief
       Edgar Branch and
       Paul Kraft, Esquire

Re: The Boyle Fund, comprised of one portfolio, The Boyle Marathon Fund
       File No. 333-41565 and 811-8501


Dear Ms.Mengiste and Mr. Kraft:


    Please accept our gratitude for your extra efforts today in working with our independent account, Mr. James McCurdy of McCurdy & Associates CPA's, Inc., to resolve fairly and expeditiously the review of our financial statement.

    In accord with that resolution, we undertake to file a Post-Effective Amendment No. 1, to file new financials, including a new consent, with the footnote pertaining to the situation where the initial shareholder redeems prior to the time that the initial organizational expenses are fully amortized. Thank you for bringing the matter to our attention.

    We trust that this undertaking now resolves the review of our Registration Statement, as amended, permitting the Fund to be effective today or tomorrow. [Of course, we will not begin distribution of the Prospectus or solicitation of shareholders until we file the Post-Effective Amendment.] Please call me at
(415) 923-5855 to advise me of the date. Again, thank you for your assistance.


Sincerely yours,

/S/ Michael J. Boyle

Michael J. Boyle



The Boyle Fund
2062 Jackson Street
San Francisco, California 94109
Phone/FAX 1-415-923-5855